UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant☐
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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

Designer Brands Inc.
(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90568-P45275 *Please check the meeting materials for any special requirements for meeting attendance. DESIGNER BRANDS INC. 810 DSW DRIVE COLUMBUS, OH 43219 ATTN: CORPORATE SECRETARY DESIGNER BRANDS INC. 2026 Annual Meeting Vote by June 16, 2026 11:59 PM ET You invested in DESIGNER BRANDS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 17, 2026 at 1:00 p.m. Eastern Time. Vote Virtually at the Meeting* June 17, 2026 1:00 PM ET Virtually at: www.virtualshareholdermeeting.com/DBI2026 Get informed before you vote View the Notice and Proxy Statement and 2025 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V90569-P45275 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors: For 01) Harvey L. Sonnenberg 02) Allan J. Tanenbaum 03) Peter S. Cobb 04) Douglas M. Howe 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered accounting firm for the fiscal year ending January 30, 2027. For 3. Advisory vote to approve the compensation paid to our named executive officers in the fiscal year ended January 31, 2026. For 4. Approval of amendments to the Company’s Amended and Restated Code of Regulations to: 4a. Revise and enhance the Company’s advance notice procedures. For 4b. Modify the voting standard for approval of matters other than the election of directors. For 4c. Expressly permit the issuance of uncertificated shares. For 4d. Amend the provisions relating to director and officer indemnification and related matters. For 4e. Authorize the Board to amend the Code of Regulations to the extent permitted by Ohio law. For 4f. Make certain other clarifying, technical and confirming changes. For NOTE: The proxy holders are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any postponements, continuations, or adjournments thereof.